UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 12, 2020

WERNER ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Nebraska			0-14690	47-0648386
(State or other jurisdiction of incorporation)			(Commission File Number)	(I.R.S. Employer Identification No.)

14507 Frontier Road
Post Office Box 45308
Omaha	,	Nebraska		68145-0308
(Address of principal executive offices)				(Zip Code)
(402) 895-6640
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WERN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)    Annual Meeting Date.

The Annual Meeting of Stockholders of Werner Enterprises, Inc. (the “Company”) was held on May 12, 2020 (the “Annual Meeting”).

(b)    Election of Directors and Other Matters Voted Upon.

At the Annual Meeting, the three proposals stated below were submitted to a vote of the Company's stockholders of record as of March 23, 2020. (Each proposal is described in detail in the Company's definitive proxy statement filed with the SEC on April 3, 2020.)

The final voting results for each proposal are provided below.

Proposal 1. The Company's stockholders elected two Class II directors to each serve on the Company's Board for a three-year term expiring at the 2023 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Final voting results for the elected directors were as follows:

				Broker
	For	Against	Abstained	Non-Votes
Gerald H. Timmerman	59,429,955	—	5,280,309	2,100,278
Diane K. Duren	63,780,473	—	929,791	2,100,278

Proposal 2. The Company's stockholders approved the advisory resolution on executive compensation. Final voting results were as follows:

			Broker
For	Against	Abstained	Non-Votes
63,679,910	971,793	58,561	2,100,278

Proposal 3. The Company's stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020. Final voting results were as follows:

			Broker
For	Against	Abstained	Non-Votes
66,116,958	639,212	54,372	—

ITEM 8.01.	ALL OTHER EVENTS.

On May 12, 2020, the Company's Board of Directors approved a reduction in the annual board membership cash retainer for independent members of the Board of Directors. In light of the expected impact from the COVID-19 pandemic on the Company's business and industry, the cash retainers, paid in quarterly installments, will be temporarily reduced by 25% for the last half of 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: May 12, 2020	By:	/s/ John J. Steele
John J. Steele
Executive Vice President, Treasurer and Chief Financial Officer

Date: May 12, 2020	By:	/s/ James L. Johnson
James L. Johnson
Executive Vice President, Chief Accounting Officer and Corporate Secretary